UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM N-CSR

                                   ----------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-07102

                       THE ADVISORS' INNER CIRCLE FUND II
               (Exact name of Registrant as specified in charter)

                                   ----------

                               c/o CT Corporation
                               101 Federal Street
                                Boston, MA 02110
               (Address of principal executive offices) (Zip code)

                                 SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-877-446-3863

                     DATE OF FISCAL YEAR END: JULY 31, 2009

                     DATE OF REPORTING PERIOD: JULY 31, 2009

ITEM 1. REPORTS TO STOCKHOLDERS.


                       THE ADVISORS' INNER CIRCLE FUND II

                             CHAMPLAIN MID CAP FUND

                          CHAMPLAIN SMALL COMPANY FUND

                                  ANNUAL REPORT

                                  JULY 31, 2009

                               INVESTMENT ADVISER:

                       CHAMPLAIN INVESTMENT PARTNERS, LLC

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2009

                                TABLE OF CONTENTS

Shareholders' Letter ......................................................    1
Top Ten Common Stock Holdings .............................................   10
Schedules of Investments ..................................................   12
Statements of Assets and Liabilities ......................................   20
Statements of Operations ..................................................   21
Statements of Changes in Net Assets .......................................   22
Financial Highlights ......................................................   24
Notes to Financial Statements .............................................   26
Report of Independent Registered Public Accounting Firm ...................   35
Trustees and Officers of The Advisors' Inner Circle Fund II ...............   38
Disclosure of Fund Expenses ...............................................   46
Notice to Shareholders ....................................................   48

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Funds' Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0300.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-773-3238; and (ii) on the Commission's website at http://www.sec.gov.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS

Dear Shareholders,

Because the same investment team utilizes the same investment process to manage Champlain's Small Company Fund and Champlain's Mid Cap Fund, we will continue what we started with our last letter to you and combine our thoughts on both of these funds into a single shareholder letter every 6 months. We consider our Mid Cap Fund a natural extension of our Small Company effort, and the 30% overlap by weight and 26 common names as of July 31, 2009 certainly reinforces this idea. We would not be surprised to see these two funds perform similarly over time from an absolute return basis. We also expect these two funds to perform similarly from a relative return point of view versus their respective benchmarks, although it is unlikely we can build as significant a relative return advantage in Mid Cap over time. Not only are there fewer low quality companies in the Midcap universe, survivor bias argues that the typical Midcap company is somewhat more stable than the typical small cap company. Indeed, this notion of Midcap companies being more consistent is supported by the fact that the volatility of the 5-year average ROE for the Russell Midcap Index is noticeably lower than the same statistic for the Russell 2000 Index.

In the table below, we have summarized the returns for both of your funds and their respective benchmarks.

                    FOR THE TIME PERIODS ENDING JULY 31, 2009

                                                AVERAGE
                                                ANNUAL
                                                RETURN
                                                 SINCE
                          6-MONTHS   1-YEAR   INCEPTION*
                          --------   ------   ----------
Champlain Small Company
   Fund CIPSX              22.31%    -15.47%      4.07%
Russell 2000 Index         26.61%    -20.72%     -1.44%
Champlain Mid Cap
   Fund CIPMX              22.69%    -15.73%    -11.46%
Russell Mid Cap Index      29.25%    -22.22%    -22.53%


*    Champlain Small Company Fund inception date: 11/30/04

     Champlain Mid Cap Fund inception date: 06/30/08

Since this year's stock market low reached on March 9, lower quality, higher beta stocks and micro-caps have outperformed. This was particularly true during the early stages of the rally and in the month of July. In stark contrast to the six months prior to March 9, investors have clearly embraced risk and taken a pro-cyclical bias, betting heavily that the unprecedented monetary and fiscal policies of the past year will reignite a self-sustaining economic recovery. Because of our process-based bias for high quality consistent growth companies, your funds have lagged their respective benchmarks in most sectors dur-

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS

ing the past six months. These performance results are not surprising to us. These results are entirely consistent with how our portfolios have performed during similar periods of low quality leadership over the past ten years.

Given both the breadth and magnitude of the challenges still confronting our economy, we still anticipate that many parts of the economy will become increasingly Darwinian in nature - enabling strong companies to become stronger at the expense of weaker companies. Accordingly, we expect to see equity investors' appetite for quality and consistent growth companies re-emerge over time at the expense of lower quality and more cyclical companies. Recently, various measures of risk appetites or investor sentiment have risen to cautionary levels suggesting that the recent period of low quality leadership may be peaking.

In both strategies, we remain overweight consumer staples companies and underweight consumer discretionary companies. The overweight of staples reflects the perennial bias our investment process has for the highly dependable business models often found in the beverage, food, consumer product and household products industries - as well as the currently attractive valuations. The underweight of the discretionary stocks reflects our continuing skepticism toward consumer spending on highly discretionary and large ticket items. Our skepticism is based primarily on the still high levels of consumer debt, tight credit conditions, a sharply increased rate of personal savings as well as our expectation for a much slower than normal recovery for home prices, employment and wages. Although your funds' underweight of discretionary stocks has been a key factor behind our weak relative returns over the past six months, we remain comfortable with our posture.

We also remain underweight Banks and Real Estate Investment Trusts (REITs). With the U.S. economy in the early stages of a long-term process of deleveraging, we do not expect to see the banking industry grow much over the next several years. Although significant commercial real estate loan problems are known to exist; based on the capital markets' slow reaction time to problems with residential mortgages, we are worried that the loan charge-offs that will be necessary over the next year or so have been fully discounted by investors. We also do not have much confidence in extrapolating the now favorable yield curve (virtually no-cost for deposits) beyond the next six to twelve months. As for real estate, we suspect most sectors of commercial real estate will be burdened with overcapacity for an extended period of time.

Consumer discretionary companies, commercial banks and REITs were some of the biggest beneficiaries of the easy credit policies and the rapid growth of

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS

debt during the 10-year period following 1998. Although credit market conditions have improved dramatically since the failure of Lehman Brothers last fall, we do not expect to see credit conditions become nearly as accommodative as they were prior to 2007. Looking out over the next several years, we also expect these three groups will dominate the list of companies most challenged to produce profitable growth.

In addition to the Consumer Staples sector, we presently are overweight selected areas of the Health Care sector as well as the Insurance, Energy Exploration & Production and Software industries. While the Obama Administration's effort to expand health care coverage and cut costs has compressed health care stock valuations almost across the board, we have always focused on companies that help to lower overall costs for the healthcare system. We welcome comparative effectiveness analysis and other thoughtful ideas that reduce fraud and waste without sacrificing the materially positive outcomes and net cost savings some new medical devices and diagnostic tests deliver. In fact, we would not be surprised to see objective analysis produce data that actually helps to increase the potential market opportunity for many of our companies.

When assessing the economy, less bad is now seen as better, but it does not mean good times are coming back anytime soon. Even though large banks and some other highly-leveraged companies have raised a lot of capital and our capital markets and the economy were pulled back from the abyss by aggressive monetary and government actions, it is still too early to declare lasting recovery from the economic damage caused by the debt-related excesses of the past decade.

Although the decline in home prices has moderated, the inventory of unsold and unoccupied homes remains high. According to Zillow.com, homeowners underwater on their home equity account for almost a quarter of all mortgage holders. Serious losses in commercial real estate and mortgages still loom, particularly for many small and mid-size banks. Credit remains tight or "stringent" and high yield credit spreads remain historically wide even as they have contracted significantly from the extreme March levels. Although consumers have started to save again and the rate of savings has reached a 15-year high, it will take years for the average consumer to return to the level of financial strength typically seen at troughs in spending trends. While the pace of job cuts has moderated recently, wage levels are stagnant. CEO and CFO confidence does not signal that hiring will pick up soon while insider selling has actually reached cautionary levels. Several key states face massive revenue shortfalls

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS

and will need to cut spending (e.g. personnel) dramatically and/or raise taxes. Federal tax rates are headed higher as well. We also worry what happens next year after much of the Federal fiscal stimulus is spent and the restocking of liquidated business inventories is over. Federal debt and the unfunded liabilities like health care continue to grow unchecked and pose an increasingly real threat to future prosperity and the reserve status of our currency.

In short, we are skeptical that self-sustaining (un-assisted) economic growth will return to normal or full potential anytime soon. We are even more suspicious of the rally in low quality stocks. In fact, we would like to suggest that the recent rally off the March lows which has been dominated by low quality stocks may have been a much bigger "cash for clunkers" opportunity than the one in the news today that is designed to spur auto sales.

Whether quality companies catch the eye of the investing herd and regain their former favored status and premium valuation remains to be seen, but the fundamentals continue to suggest to us that the table is set for the shares of the most consistent companies to outperform over the next several years. Valuations also tell us consistent growth and high quality stocks present a more attractive risk/reward profile, and this is only more apparent after the sharp gains for most low quality stocks over the past five months. Accordingly, we remain vigilant for opportunities to reduce business model and valuation risk and improve this strategy's exposure to high quality consistent growth companies that trade below our estimate of their Fair or Intrinsic Value.

As we've done in some of our prior letters, we also would like to take this opportunity to share our answers to some of the questions recently asked of us.

WHY DON'T WE INCENTIVIZE MEMBERS OF THE INVESTMENT TEAM WITH A SCHEME THAT IS FOCUSED MOSTLY IF NOT SOLELY ON THE CONTRIBUTION TO PERFORMANCE FROM THEIR PICKS? We've had experience with these types of plans and they tend to create a myopic perspective that may not always promote teamwork. We think the best incentives create and foster alignment with key organization goals and the mission statement. We can think of no better way to create alignment, foster teamwork and balance short-term goals with long-term goals than making all key members of the investment team significant equity stakeholders in Champlain. Indeed, it is our sense that much of what has gone wrong in our industry (e.g. tech bubble) and the financial services sector (e.g. too much leverage and complacency) over the past 10 years has been facilitated by misguided incentive schemes that did not promote proper alignment.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS

WHY DO WE INVEST IN ENERGY WHILE SHUNNING HIGHLY CYCLICAL INDUSTRIALS WITH OUR INDUSTRIAL SECTOR FACTOR THAT EMPHASIZES PROBLEMS SOLVERS AND INNOVATORS? We acknowledge that this sector is very much a single factor decision - the price of oil one to three years from now. While the demand has historically been relatively steady or consistent, small imbalances between supply and demand can create large price swings. Accordingly, we have never included the energy sector on the process page we use to describe how we buy superior companies at a discount to our estimate of their Fair or Intrinsic Value. Still, we apply the spirit of our process to the energy patch and focus on those service companies and Exploration and Production (E&P) companies that present the least risk and most reliable cash flow streams. We use conservative assumptions on future oil and gas prices and buy only when our Fair Value analysis suggests we have a healthy margin of safety. Our willingness to invest in energy may seem inconsistent with our bias for reliable business models and quality companies, but when oil goes above $75/bbl for an extended period of time, we believe it will probably be difficult to make good returns in most other sectors of the market. Because of well depletion, most non-OPEC countries have already seen their peak production, and OPEC may be only 4-5 years away from having its production peak. Meanwhile, demand from the developing countries like China and India continues to compound at a steady clip. It is our belief that the current economic downturn only interrupted a secular trend for higher oil prices.

WHY WOULD WE WANT TO LIVE IN A PLACE LIKE VERMONT, INSTEAD OF NEAR A BIG FINANCIAL CENTER? With Lake Champlain and the Green Mountains nearby, Vermont provides us with terrific "backyard" recreation opportunities in both summer and winter. There is not a lot of traffic in Vermont which makes for a pleasant commute most of the time. So, because we refresh our minds over the weekend and we don't burn up a lot of energy getting to work, our relaxed frame of mind might actually help us to make somewhat better decisions. Perhaps the most important advantage Vermont provides us is a remote location that makes it easier for us to think critically and independently. As one member of the team put it, Vermont provides us with both "noise" reduction and the opportunity to focus better. Indeed, we would suggest that the group-think about risk models, residential real estate and leverage that contributed to the recent global financial crisis only highlights the potential downside of working and/or living in a big financial center.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS

As always, we respect and appreciate the trust you have demonstrated by investing in one or both of our funds.

July 31, 2009

Sincerely,


/s/ Scott T. Brayman

Scott T. Brayman, CFA

THE ABOVE COMMENTARY REPRESENTS MANAGEMENT'S ASSESSMENT OF THE FUNDS AND MARKET ENVIRONMENT AT A SPECIFIC POINT IN TIME AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE. HOLDINGS ARE SUBJECT TO CHANGE. CURRENT AND FUTURE HOLDINGS ARE SUBJECT TO RISK.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS

                      DEFINITION OF THE COMPARATIVE INDICES

THE RUSSELL MIDCAP INDEX measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

RUSSELL 2000 INDEX is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

THE ADVISORS' INNER CIRCLE FUND II                                 CHAMPLAIN
                                                                   MID CAP FUND
                                                                   JULY 31, 2009

Growth of a $10,000 Investment

                               (PERFORMANCE GRAPH)

Initial Investment Date      6/30/08    Jul 08   Jul 09
-----------------------      -------   -------   ------
Champlain MidCap Fund        $10,000   $10,400   $8,764
Frank Russell MidCap Index   $10,000   $ 9,746   $7,580

* IF THE ADVISER HAD NOT LIMITED CERTAIN EXPENSES, THE FUND'S TOTAL RETURN WOULD HAVE BEEN LOWER.

**   THE FUND COMMENCED OPERATIONS ON JUNE 30, 2008.

THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF THE FUTURE RESULTS OF THE FUND.

THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN LOWER. PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY IN AN UNMANAGED INDEX.

THERE ARE NO ASSURANCES THAT THE FUND WILL MEET ITS STATED OBJECTIVES. THE FUND'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL SECURITIES.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

SEE DEFINITION OF COMPARATIVE INDEX ON PAGE 7.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN SMALL
                                                                 COMPANY FUND
                                                                 JULY 31, 2009

Growth of a $10,000 Investment

                               (PERFORMANCE GRAPH)

Initial Investment Date        11/30/04    Jul 05    Jul 06    Jul 07    Jul 08    Jul 09
-----------------------        --------   -------   -------   -------   -------   -------
Champlain Small Company Fund    $10,000   $11,198   $11,344   $13,805   $14,252   $12,048
Frank Russell 2000 Index        $10,000   $10,811   $11,270   $12,636   $11,788   $ 9,345

* IF THE ADVISER HAD NOT LIMITED CERTAIN EXPENSES, THE FUND'S TOTAL RETURN WOULD HAVE BEEN LOWER.

**   THE FUND COMMENCED OPERATIONS ON NOVEMBER 30, 2004.

THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF THE FUTURE RESULTS OF THE FUND.

THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN LOWER. PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY IN AN UNMANAGED INDEX.

THERE ARE NO ASSURANCES THAT THE FUND WILL MEET ITS STATED OBJECTIVES. THE FUND'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL SECURITIES.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

SEE DEFINITION OF COMPARATIVE INDEX ON PAGE 7.

THE ADVISORS' INNER CIRCLE FUND II                                 CHAMPLAIN
                                                                   MID CAP FUND
                                                                   JULY 31, 2009

                         TOP TEN COMMON STOCK HOLDINGS*

Avon Products ...........   2.96%
Ecolab ..................   2.58%
Clorox ..................   2.55%
Waste Connections .......   2.48%
Willis Group Holdings ...   2.36%
McCormick ...............   2.18%
WR Berkley ..............   2.12%
ITT .....................   1.95%
Aptar Group .............   1.81%
HJ Heinz ................   1.78%

* PERCENTAGES BASED ON TOTAL INVESTMENTS. SHORT-TERM INVESTMENTS ARE NOT SHOWN IN THE TOP TEN CHART.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN SMALL
                                                                 COMPANY FUND
                                                                 JULY 31, 2009

                         TOP TEN COMMON STOCK HOLDINGS*

Waste Connections .........   2.43%
ABM Industries ............   2.14%
Alberto-Culver, Cl B ......   2.06%
Aptar Group ...............   2.03%
IDEX ......................   1.98%
Sensient Technologies .....   1.97%
Healthcare Realty Trust ...   1.93%
CLARCOR ...................   1.75%
Chattem ...................   1.65%
Navigators Group ..........   1.61%

* PERCENTAGES BASED ON TOTAL INVESTMENTS. SHORT-TERM INVESTMENTS ARE NOT SHOWN IN THE TOP TEN CHART.

THE ADVISORS' INNER CIRCLE FUND II                                 CHAMPLAIN
                                                                   MID CAP FUND
                                                                   JULY 31, 2009

SECTOR WEIGHTINGS (UNAUDITED)+:

Health Care              21.6%
Consumer Staples         17.1%
Industrials              16.8%
Financials               12.5%
Information Technology   12.1%
Energy                   10.8%
Materials                 4.4%
Repurchase Agreement      3.5%
Consumer Discretionary    1.2%

+    PERCENTAGES BASED ON TOTAL INVESTMENTS.

SCHEDULE OF INVESTMENTS
COMMON STOCK -- 96.9%++

                                                                  SHARES         VALUE
                                                               -----------   ------------
CONSUMER DISCRETIONARY -- 1.3%
   Fortune Brands ..........................................        14,000   $    553,980
                                                                             ------------
CONSUMER STAPLES -- 17.2%
   Avon Products ...........................................        40,500      1,311,390
   Brown - Forman, Cl B ....................................        12,500        549,375
   Clorox ..................................................        18,500      1,128,685
   Estee Lauder, Cl A ......................................        21,000        765,240
   Hershey .................................................        19,000        759,050
   HJ Heinz ................................................        20,500        788,430
   Kellogg .................................................        14,000        665,000
   McCormick ...............................................        30,000        966,600
   Molson Coors Brewing, Cl B ..............................        14,000        632,940
                                                                             ------------
                                                                                7,566,710
                                                                             ------------
ENERGY -- 10.8%
   Comstock Resources* .....................................        12,500        481,250
   Encore Acquisition* .....................................        15,000        534,000
   Oceaneering International* ..............................        12,500        636,500
   Peabody Energy ..........................................        11,000        364,210
   Pioneer Natural Resources ...............................        18,000        513,900
   Plains Exploration & Production* ........................        18,500        530,025
   Smith International .....................................        15,000        376,950
   Superior Energy Services* ...............................        19,000        315,210
   Ultra Petroleum* ........................................        13,500        595,620
   Whiting Petroleum* ......................................         9,500        436,620
                                                                             ------------
                                                                                4,784,285
                                                                             ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                                 CHAMPLAIN
                                                                   MID CAP FUND
                                                                   JULY 31, 2009

COMMON STOCK -- CONTINUED

                                                                  SHARES         VALUE
                                                               -----------   ------------
FINANCIALS -- 12.5%
   Alleghany* ..............................................         2,800   $    757,400
   HCC Insurance Holdings ..................................        27,000        677,700
   IHS, Cl A* ..............................................         7,500        374,550
   Invesco .................................................        30,500        602,375
   Morningstar* ............................................         8,000        354,320
   Northern Trust ..........................................        13,000        777,530
   Willis Group Holdings ...................................        42,000      1,046,640
   WR Berkley ..............................................        40,500        940,815
                                                                             ------------
                                                                                5,531,330
                                                                             ------------
HEALTH CARE -- 21.7%
   Allergan ................................................         8,000        427,440
   Beckman Coulter .........................................        10,500        661,395
   Bio - Rad Laboratories, Cl A* ...........................         8,500        658,240
   Cerner* .................................................         5,500        357,940
   CR Bard .................................................         8,500        625,345
   Gen - Probe* ............................................        14,000        519,680
   Hologic* ................................................        49,000        719,810
   Intuitive Surgical* .....................................         2,800        636,496
   Laboratory Corp of America Holdings* ....................        11,000        739,090
   Life Technologies* ......................................        15,000        682,950
   Mettler Toledo International* ...........................         8,000        672,480
   Millipore* ..............................................         4,500        313,200
   Patterson* ..............................................        18,000        456,480
   ResMed* .................................................        14,500        594,500
   St. Jude Medical* .......................................        12,500        471,375
   West Pharmaceutical Services ............................        18,500        675,250
   Zimmer Holdings* ........................................         8,000        372,800
                                                                             ------------
                                                                                9,584,471
                                                                             ------------
INDUSTRIALS -- 16.9%
   AMETEK ..................................................        14,100        456,276
   CLARCOR .................................................         8,500        281,435
   Copart* .................................................         8,500        300,135
   Dun & Bradstreet ........................................         7,000        503,930
   IDEX ....................................................        21,000        572,880
   Iron Mountain* ..........................................        25,000        730,250
   ITT .....................................................        17,500        864,500
   Landstar System .........................................         9,000        330,120

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                                 CHAMPLAIN
                                                                   MID CAP FUND
                                                                   JULY 31, 2009

COMMON STOCK -- CONCLUDED

                                                                  SHARES         VALUE
                                                               -----------   ------------
INDUSTRIALS -- CONTINUED
   Pall ....................................................        16,500   $    496,320
   Parker Hannifin .........................................         7,500        332,100
   Republic Services, Cl A .................................        14,000        372,400
   Ritchie Bros Auctioneers ................................        17,500        420,000
   Roper Industries ........................................        14,500        693,390
   Waste Connections* ......................................        39,000      1,100,190
                                                                             ------------
                                                                                7,453,926
                                                                             ------------
INFORMATION TECHNOLOGY -- 12.1%
   Activision Blizzard* ....................................        31,000        354,950
   Adobe Systems* ..........................................        18,500        599,770
   Autodesk* ...............................................        19,000        414,390
   Citrix Systems* .........................................        12,500        445,000
   Concur Technologies* ....................................        14,500        500,105
   Electronic Arts* ........................................        22,000        472,340
   FactSet Research Systems ................................         7,000        396,900
   National Instruments ....................................        19,400        489,268
   Paychex .................................................        17,500        463,750
   Salesforce.com* .........................................        13,000        563,420
   Trimble Navigation* .....................................        12,500        296,375
   VeriSign* ...............................................        17,500        357,700
                                                                             ------------
                                                                                5,353,968
                                                                             ------------
MATERIALS -- 4.4%
   AptarGroup ..............................................        23,000        803,160
   Ecolab ..................................................        27,500      1,141,525
                                                                             ------------
                                                                                1,944,685
                                                                             ------------
   TOTAL COMMON STOCK
      (Cost $38,026,936) ...................................                   42,773,355
                                                                             ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                                 CHAMPLAIN
                                                                   MID CAP FUND
                                                                   JULY 31, 2009

REPURCHASE AGREEMENT -- 3.5%

                                                                   FACE
                                                                  AMOUNT         VALUE
                                                               -----------   ------------
   Morgan Stanley
      0.060%, dated 07/31/09, to be repurchased on
      08/03/09, repurchase price $1,541,981
      (collateralized by a U.S. Treasury Inflation Protected
      Security, par value $1,214,253, 4.250%, 01/15/10,
      with a total market value $1,573,001)
      (Cost $1,541,973) ....................................   $ 1,541,973   $  1,541,973
                                                                             ------------
   TOTAL INVESTMENTS - 100.4%
      (Cost $39,568,909) ...................................                 $ 44,315,328
                                                                             ============

++   Percentages are based on Net Assets of $44,141,832.

*    Non-income producing security.

Cl--Class

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN SMALL
                                                                 COMPANY FUND
                                                                 JULY 31, 2009

SECTOR WEIGHTINGS (UNAUDITED)+:

                                  (BAR CHART)

Health Care              19.9%
Industrials              17.8%
Financials               15.2%
Information Technology   15.0%
Consumer Staples         11.4%
Energy                    7.5%
Repurchase Agreement      5.5%
Materials                 4.0%
Consumer Discretionary    3.7%

+    PERCENTAGES BASED ON TOTAL INVESTMENTS.

SCHEDULE OF INVESTMENTS
COMMON STOCK -- 93.1%++

                                                                  SHARES         VALUE
                                                               -----------   ------------
CONSUMER DISCRETIONARY -- 3.7%
   John Wiley & Sons, Cl A .................................       234,000   $  7,462,260
   K12* ....................................................       182,000      3,416,140
   Matthews International, Cl A ............................       196,000      6,126,960
   Stewart Enterprises, Cl A ...............................       720,000      3,520,800
                                                                             ------------
                                                                               20,526,160
                                                                             ------------
CONSUMER STAPLES -- 11.2%
   Alberto-Culver, Cl B ....................................       443,000     11,349,660
   Bare Escentuals* ........................................       364,000      3,225,040
   Chattem* ................................................       145,000      9,087,150
   Del Monte Foods .........................................       855,000      8,259,300
   Hain Celestial Group* ...................................       437,000      7,258,570
   Lancaster Colony ........................................        73,000      3,324,420
   Lance ...................................................       255,000      6,461,700
   Ralcorp Holdings* .......................................       110,000      6,986,100
   WD-40 ...................................................       216,000      6,529,680
                                                                             ------------
                                                                               62,481,620
                                                                             ------------
ENERGY --7.3%
   Cal Dive International* .................................        21,600        192,888
   Comstock Resources* .....................................       110,000      4,235,000
   Encore Acquisition* .....................................       182,000      6,479,200
   Goodrich Petroleum* .....................................       146,000      3,744,900
   Oceaneering International* ..............................       145,000      7,383,400
   Plains Exploration & Production* ........................       219,000      6,274,350
   Superior Energy Services* ...............................       365,000      6,055,350
   Whiting Petroleum* ......................................       146,000      6,710,160
                                                                             ------------
                                                                               41,075,248
                                                                             ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN SMALL
                                                                 COMPANY FUND
                                                                 JULY 31, 2009

COMMON STOCK -- CONTINUED

                                                                  SHARES         VALUE
                                                               -----------   ------------
FINANCIALS -- 15.0%
   Alleghany* ..............................................        17,300   $  4,679,650
   Allied World Assurance Holdings .........................       179,000      7,779,340
   Argo Group International Holdings* ......................       182,000      6,115,200
   Arthur J Gallagher ......................................       290,000      6,641,000
   First Mercury Financial .................................       250,000      3,612,500
   FirstService* ...........................................       219,000      3,361,650
   HCC Insurance Holdings ..................................       215,000      5,396,500
   Healthcare Realty Trust .................................       547,000     10,617,270
   IHS, Cl A* ..............................................        70,000      3,495,800
   Interactive Data ........................................       255,000      5,801,250
   Morningstar* ............................................       168,000      7,440,720
   MSCI, Cl A* .............................................       109,000      3,046,550
   National Interstate .....................................       161,300      2,906,626
   Navigators Group* .......................................       180,000      8,875,800
   Waddell & Reed Financial, Cl A ..........................       142,000      4,028,540
                                                                             ------------
                                                                               83,798,396
                                                                             ------------
HEALTH CARE -- 19.6%
   American Medical Systems Holdings* ......................       475,000      7,262,750
   athenahealth* ...........................................        95,000      3,509,300
   Bio-Rad Laboratories, Cl A* .............................       110,000      8,518,400
   Dionex* .................................................        58,000      3,822,780
   ev3* ....................................................       255,000      3,128,850
   Gen-Probe* ..............................................        95,000      3,526,400
   Greatbatch* .............................................        93,600      2,062,944
   Healthways* .............................................       277,000      4,082,980
   Immucor* ................................................       195,000      3,248,700
   Integra LifeSciences Holdings* ..........................       255,000      8,073,300
   Luminex* ................................................       189,000      3,339,630
   Martek Biosciences ......................................       145,000      3,372,700
   Masimo* .................................................       182,000      4,449,900
   MedAssets* ..............................................       240,000      4,483,200
   Meridian Bioscience .....................................       325,000      7,156,500
   Mettler Toledo International* ...........................        95,000      7,985,700
   NuVasive* ...............................................        73,000      3,021,470
   SonoSite* ...............................................       145,000      3,417,650
   SurModics* ..............................................       106,000      2,370,160
   Techne ..................................................        92,000      5,871,440
   Teleflex ................................................        95,000      4,556,200
   VCA Antech* .............................................       178,000      4,553,240

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN SMALL
                                                                 COMPANY FUND
                                                                 JULY 31, 2009

COMMON STOCK -- CONTINUED

                                                                  SHARES         VALUE
                                                               -----------   ------------
HEALTH CARE -- CONTINUED
   West Pharmaceutical Services ............................       220,000   $  8,030,000
                                                                             ------------
                                                                              109,844,194
                                                                             ------------
INDUSTRIALS -- 17.6%
   ABM Industries ..........................................       561,000     11,820,270
   Administaff .............................................       160,000      4,009,600
   Brady, Cl A .............................................       106,000      3,117,460
   CLARCOR .................................................       292,000      9,668,120
   Copart* .................................................       146,000      5,155,260
   CoStar Group* ...........................................       107,000      3,930,110
   Forward Air .............................................       145,000      3,353,850
   IDEX ....................................................       400,000     10,912,000
   Kaydon ..................................................       219,000      7,154,730
   Kennametal ..............................................       146,000      3,112,720
   Landstar System .........................................       108,000      3,961,440
   Lincoln Electric Holdings ...............................        73,000      3,093,740
   RBC Bearings* ...........................................       215,000      5,095,500
   Ritchie Bros Auctioneers ................................       217,000      5,208,000
   Schawk ..................................................       215,000      1,556,600
   UTi Worldwide* ..........................................       292,000      3,685,040
   Waste Connections* ......................................       474,000     13,371,540
                                                                             ------------
                                                                               98,205,980
                                                                             ------------
INFORMATION TECHNOLOGY -- 14.8%
   Blackboard* .............................................       160,000      5,435,200
   comScore* ...............................................       215,000      3,272,300
   Concur Technologies* ....................................       182,000      6,277,180
   Constant Contact* .......................................       175,000      3,956,750
   Euronet Worldwide* ......................................       256,000      5,386,240
   FactSet Research Systems ................................        95,000      5,386,500
   FARO Technologies* ......................................       210,000      3,717,000
   Informatica* ............................................        54,000        993,060
   Jack Henry & Associates .................................       216,000      4,637,520
   National Instruments ....................................       309,000      7,792,980
   NetSuite* ...............................................       264,000      3,210,240
   NeuStar, Cl A* ..........................................       218,000      4,944,240
   NIC .....................................................       360,000      2,732,400
   Omniture* ...............................................       250,000      3,420,000
   Solera Holdings* ........................................       137,000      3,689,410

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN SMALL
                                                                 COMPANY FUND
                                                                 JULY 31, 2009

COMMON STOCK -- CONCLUDED

                                                              SHARES/
                                                            FACE AMOUNT      VALUE
                                                            -----------   ------------
INFORMATION TECHNOLOGY -- CONTINUED
   Trimble Navigation* ..................................       215,000   $  5,097,650
   Ultimate Software Group* .............................       218,000      5,580,800
   Vocus* ...............................................       180,000      3,027,600
   Wright Express* ......................................       145,000      4,100,600
                                                                          ------------
                                                                            82,657,670
                                                                          ------------
MATERIALS -- 3.9%
   AptarGroup ...........................................       321,000     11,209,320
   Sensient Technologies ................................       430,000     10,831,700
                                                                          ------------
                                                                            22,041,020
                                                                          ------------
   TOTAL COMMON STOCK
      (Cost $505,788,264) ...............................                  520,630,288
                                                                          ------------
REPURCHASE AGREEMENT -- 5.5%
   Morgan Stanley
     0.060%, dated 07/31/09, to be repurchased on
     08/03/09, repurchase price $30,549,796
     (collateralized by a U.S. Treasury Inflation
     Protected Security, par value $27,490,323, 0.875%,
     04/15/10, with a total market value $31,164,377)
     (Cost $30,549,643) ................................    $30,549,643     30,549,643
                                                                          ------------
   TOTAL INVESTMENTS -- 98.6%
      (Cost $536,337,907) ...............................                 $551,179,931
                                                                          ============

++   Percentages are based on Net Assets of $559,011,388.

*    Non-income producing security.

Cl--Class


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2009

STATEMENTS OF ASSETS AND LIABILITIES

                                                                            CHAMPLAIN
                                                             CHAMPLAIN        SMALL
                                                              MID CAP       COMPANY
                                                                FUND          FUND
                                                            -----------   ------------
ASSETS:
Investments at value (Cost $39,568,909 and
   $536,337,907, respectively) ..........................   $44,315,328   $551,179,931
Receivable for Capital Shares Sold ......................        33,176      1,292,286
Receivable for Investment Securities Sold ...............       212,586      8,907,593
Receivable for Dividends and Interest ...................        20,816        290,837
Prepaid Expenses ........................................        11,504         10,346
                                                            -----------   ------------
   TOTAL ASSETS .........................................    44,593,410    561,680,993
                                                            -----------   ------------
LIABILITIES:
Payable for Investment Securities Purchased .............       378,878      1,865,370
Payable due to Investment Adviser .......................        17,743        325,565
Payable for Capital Shares Redeemed .....................        25,599        138,447
Payable due to Distributor ..............................         8,270        107,008
Payable due to Administrator ............................         3,050         38,744
Chief Compliance Officer Fees Payable ...................           294          4,193
Payable due to Trustees .................................           232          2,946
Other Accrued Expenses ..................................        17,512        187,332
                                                            -----------   ------------
   TOTAL LIABILITIES ....................................       451,578      2,669,605
                                                            -----------   ------------
NET ASSETS ..............................................   $44,141,832   $559,011,388
                                                            ===========   ============
NET ASSETS CONSISTS OF:
Paid-in Capital .........................................   $40,322,765   $621,671,922
Accumulated Net Realized Loss ...........................      (927,352)   (77,502,558)
Net Unrealized Appreciation on Investments ..............     4,746,419     14,842,024
                                                            -----------   ------------
   NET ASSETS ...........................................   $44,141,832   $559,011,388
                                                            ===========   ============
ADVISOR CLASS SHARES:
   Shares Issued and Outstanding
      (unlimited authorization -- no par value) .........     5,037,362     52,836,137
NET ASSET VALUE, Offering and Redemption
   Price Per Share ......................................   $      8.76   $      10.58
                                                            ===========   ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 YEAR ENDED
                                                                 JULY 31, 2009

STATEMENTS OF OPERATIONS

                                                                            CHAMPLAIN
                                                             CHAMPLAIN        SMALL
                                                              MID CAP        COMPANY
                                                               FUND           FUND
                                                            -----------   ------------
INVESTMENT INCOME
Dividends ...............................................   $   324,549   $  4,638,497
Interest ................................................         5,079        134,788
Less: Foreign Taxes Withheld ............................          (481)        (7,889)
                                                            -----------   ------------
   TOTAL INVESTMENT INCOME ..............................       329,147      4,765,396
                                                            -----------   ------------
EXPENSES
Investment Advisory Fees ................................       201,209      3,992,941
Distribution Fees .......................................        62,878      1,109,149
Administration Fees .....................................        22,612        399,897
Trustees' Fees ..........................................           711         15,152
Chief Compliance Officer Fees ...........................           673         11,901
Offering Costs ..........................................        33,559             --
Transfer Agent Fees .....................................        48,989        662,541
Custodian Fees ..........................................         8,449         24,751
Registration Fees .......................................         9,205         34,994
Audit Fees ..............................................         2,751         33,522
Printing Fees ...........................................         4,618         76,318
Legal Fees ..............................................         2,233         55,651
Insurance and Other Expenses ............................         2,409         13,401
                                                            -----------   ------------
   TOTAL EXPENSES .......................................       400,296      6,430,218
                                                            -----------   ------------
      Recovery of Investment Advisory
      Fees Previously Waived(1) .........................            --         19,036
Less: Advisory Fees Waived ..............................       (72,935)      (224,056)
      Fees Paid Indirectly ..............................          (478)       (15,448)
                                                            -----------   ------------
   NET EXPENSES .........................................       326,883      6,209,750
                                                            -----------   ------------
NET INVESTMENT INCOME (LOSS) ............................         2,264     (1,444,354)
                                                            -----------   ------------
NET REALIZED LOSS ON INVESTMENTS ........................      (927,352)   (74,575,097)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   ON INVESTMENTS .......................................     4,677,766     15,829,331
                                                            -----------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS .......................................     3,750,414    (58,745,766)
                                                            -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ......................................    $3,752,678   $(60,190,120)
                                                            ===========   ============

(1)  SEE NOTE 5 FOR ADVISORY FEES RECOVERED.

AMOUNTS DESIGNATED AS "--" ARE $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                                  CHAMPLAIN
                                                                    MID CAP FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                               YEAR        PERIOD
                                                              ENDED         ENDED
                                                             JULY 31,     JULY 31,
                                                               2009         2008*
                                                           -----------   ----------
OPERATIONS:
   Net Investment Income ...............................   $     2,264   $       47
   Net Realized Loss on Investments ....................      (927,352)          --
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments ....................     4,677,766       82,083
                                                           -----------   ----------
   NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS ..................................     3,752,678       82,130
                                                           -----------   ----------
DIVIDENDS AND DISTRIBUTIONS FROM:
   Net Investment Income ...............................        (2,318)          --
   Return of Capital ...................................       (11,975)          --
                                                           -----------   ----------
      TOTAL DIVIDENDS AND DISTRIBUTIONS ................       (14,293)          --
                                                           -----------   ----------
CAPITAL SHARE TRANSACTIONS:
   Issued ..............................................    48,032,223    1,005,333
   Issued through In-Kind Transfer** ...................            --      638,792
   Reinvestment of Distributions .......................        14,258           --
   Redeemed ............................................    (9,369,289)          --
                                                           -----------   ----------
   NET INCREASE IN NET ASSETS FROM CAPITAL
      SHARE TRANSACTIONS ...............................    38,677,192    1,644,125
                                                           -----------   ----------
      TOTAL INCREASE IN NET ASSETS .....................    42,415,577    1,726,255
                                                           -----------   ----------
NET ASSETS:
   Beginning of Period .................................     1,726,255           --
                                                           -----------   ----------
   End of Period (including undistributed net investment
      income of $0 and $47, respectively) ..............   $44,141,832   $1,726,255
                                                           ===========   ==========
SHARE TRANSACTIONS:
   Issued ..............................................     6,137,431      102,179
   Issued through In-Kind Transfer** ...................            --       63,879
   Reinvestment of Distributions .......................         1,904           --
   Redeemed ............................................    (1,268,031)          --
                                                           -----------   ----------
   NET INCREASE IN SHARES OUTSTANDING FROM
      SHARE TRANSACTIONS ...............................     4,871,304      166,058
                                                           ===========   ==========

AMOUNTS DESIGNATED AS "--" ARE $0 OR ZERO SHARES.

*    FUND COMMENCED OPERATIONS ON JUNE 30, 2008.

**   SEE NOTE 9 IN NOTES TO FINANCIAL STATEMENTS.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN SMALL
                                                                 COMPANY FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                               YEAR           YEAR
                                                              ENDED           ENDED
                                                             JULY 31,       JULY 31,
                                                               2009           2008
                                                          -------------   ------------
OPERATIONS:
   Net Investment Loss ................................   $  (1,444,354)  $ (1,190,993)
   Net Realized Gain (Loss) on Investments ............     (74,575,097)    17,379,688
   Net Change in Unrealized Appreciation (Depreciation)
      on Investments ..................................      15,829,331     (6,328,221)
                                                          -------------   ------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS .................................     (60,190,120)     9,860,474
                                                          -------------   ------------
DIVIDENDS AND DISTRIBUTIONS FROM:
   Net Realized Gain ..................................     (10,710,648)   (19,536,170)
   Return of Capital ..................................          (4,648)            --
                                                          -------------   ------------
      TOTAL DIVIDENDS AND DISTRIBUTIONS ...............     (10,715,296)   (19,536,170)
                                                          -------------   ------------
CAPITAL SHARE TRANSACTIONS:
   Issued .............................................     347,999,140    275,615,867
   Reinvestment of Distributions ......................      10,520,672     19,064,497
   Redeemed ...........................................    (182,125,143)   (74,604,360)
                                                          -------------   ------------
   NET INCREASE IN NET ASSETS FROM CAPITAL
      SHARE TRANSACTIONS ..............................     176,394,669    220,076,004
                                                          -------------   ------------
      TOTAL INCREASE IN NET ASSETS ....................     105,489,253    210,400,308
                                                          -------------   ------------
NET ASSETS:
   Beginning of Year ..................................     453,522,135    243,121,827
                                                          -------------   ------------
   End of Year (including undistributed net investment
      income of $0 and $0, respectively) ..............   $ 559,011,388   $453,522,135
                                                          =============   ============
SHARE TRANSACTIONS:
   Issued .............................................      36,085,384     21,415,442
   Reinvestment of Distributions ......................       1,151,058      1,488,814
   Redeemed ...........................................     (19,673,655)    (5,918,655)
                                                          -------------   ------------
   NET INCREASE IN SHARES OUTSTANDING FROM
      SHARE TRANSACTIONS ..............................      17,562,787     16,985,601
                                                          =============   ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                                  CHAMPLAIN
                                                                    MID CAP FUND

FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                          FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD

                                                                YEAR      PERIOD
                                                                ENDED      ENDED
                                                              JULY 31,   JULY 31,
                                                                2009      2008(2)
                                                              --------   --------
Net Asset Value, Beginning of Period ......................   $ 10.40    $10.00
                                                              -------    ------
Income (Loss) from Operations:
Net Investment Income(1) ..................................        --        --
Net Realized and Unrealized Gain (Loss) on Investments ....     (1.64)     0.40
                                                              -------    ------
Total from Operations .....................................     (1.64)     0.40
Dividends and Distributions from:
   Net Investment Income ..................................        --*       --
   Return of Capital ......................................        --*       --
                                                              -------    ------
Total Dividends and Distributions .........................        --*       --
                                                              -------    ------
Net Asset Value, End of Period ............................   $  8.76    $10.40
                                                              =======    ======
TOTAL RETURN+ .............................................    (15.73)%    4.00%
                                                              =======    ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands) .....................   $44,142    $1,726
Ratio of Expenses to Average Net Assets (including waivers
   and reimbursements, excluding fees paid indirectly) ....      1.30%     1.30%**
Ratio of Expenses to Average Net Assets (including waivers,
   reimbursements and fees paid indirectly) ...............      1.30%     1.30%**
Ratio of Expenses to Average Net Assets (excluding waivers,
   reimbursements and fees paid indirectly) ...............      1.59%     5.10%**
Ratio of Net Investment Income to Average Net Assets ......      0.01%     0.05%**
Portfolio Turnover Rate ...................................        55%        0%+++

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED AND ASSUMED BY THE ADVISER DURING THE PERIOD. THE RETURN SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

+++  NOT ANNUALIZED.

(1)  PER SHARE NET INVESTMENT INCOME CALCULATED USING AVERAGE SHARES.

(2)  COMMENCED OPERATIONS ON JUNE 30, 2008.

*    AMOUNT REPRESENTS LESS THAN $0.01.

**   ANNUALIZED.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR ROUND TO $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN SMALL
                                                                 COMPANY FUND

FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                          FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD

                                               YEAR       YEAR       YEAR       YEAR      PERIOD
                                               ENDED      ENDED      ENDED      ENDED      ENDED
                                             JULY 31,   JULY 31,   JULY 31,   JULY 31,   JULY 31,
                                               2009       2008       2007       2006       2005*
                                             --------   --------   --------   --------   --------
Net Asset Value, Beginning of Period .....   $  12.86   $  13.29   $  11.11   $ 11.18    $ 10.00
                                             --------   --------   --------   -------    -------
Income (Loss) from Operations:
Net Investment Loss(1) ...................      (0.03)     (0.04)     (0.04)    (0.02)     (0.04)
Net Realized and Unrealized
   Gain (Loss) on Investments ............      (2.00)      0.47       2.43      0.17(2)    1.24
                                             --------   --------   --------   -------    -------
Total from Operations ....................      (2.03)      0.43       2.39      0.15       1.20
                                             --------   --------   --------   -------    -------
Dividends and Distributions from:
   Net Investment Income .................         --         --         --     (0.01)     (0.02)
   Net Realized Gains ....................      (0.25)     (0.86)     (0.21)    (0.21)        --
   Return of Capital .....................         --(3)      --         --        --         --
                                             --------   --------   --------   -------    -------
Total Dividends and Distributions ........      (0.25)     (0.86)     (0.21)    (0.22)     (0.02)
                                             --------   --------   --------   -------    -------
Net Asset Value, End of Period ...........   $  10.58   $  12.86   $  13.29   $ 11.11    $ 11.18
                                             ========   ========   ========   =======    =======
TOTAL RETURN+ ............................     (15.47)%     3.24%     21.69%     1.30%     11.98%
                                             ========   ========   ========   =======    =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands) ....   $559,011   $453,522   $243,122   $48,410    $11,797
Ratio of Expenses to Average Net Assets
   (including waivers, recaptures, and
   reimbursements, excluding fees paid
   indirectly) ...........................       1.40%      1.41%      1.41%     1.41%      1.40%**
Ratio of Expenses to Average Net Assets
   (including waivers, recaptures,
   reimbursements and fees paid
   indirectly) ...........................       1.40%      1.40%      1.40%     1.40%      1.40%**
Ratio of Expenses to Average Net Assets
   (excluding waivers, recaptures,
   reimbursements and fees paid
   indirectly) ...........................       1.45%      1.42%      1.49%     2.26%      5.95%**
Ratio of Net Investment Loss to
   Average Net Assets ....................      (0.33)%    (0.35)%    (0.33)%   (0.22)%    (0.53)%**
Portfolio Turnover Rate ..................         48%        65%        69%       94%        44%++

+    TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN
     ANNUALIZED. THE RETURN SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED AND/OR REIMBURSED BY THE ADVISER DURING THE PERIOD.

++   NOT ANNUALIZED. EXCLUDES EFFECT OF IN-KIND TRANSFER.

*    COMMENCED OPERATIONS ON NOVEMBER 30, 2004.

**   ANNUALIZED.

(1)  PER SHARE NET INVESTMENT LOSS CALCULATED USING AVERAGE SHARES.

(2) THE AMOUNT SHOWN FOR THE YEAR ENDED JULY 31, 2006 FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR DOES NOT ACCORD WITH THE AGGREGATE NET LOSSES ON INVESTMENTS FOR THAT YEAR BECAUSE OF THE TIMING OF THE SALES AND REPURCHASES OF FUND SHARES IN RELATION TO THE FLUCTUATING MARKET VALUE OF THE INVESTMENTS OF THE FUND.

(3)  AMOUNT REPRESENTS LESS THAN $0.01.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR ROUND TO $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2009

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND II (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with thirty funds. The financial statements herein are those of the Champlain Mid Cap Fund and Small Company Fund(the "Funds"). The investment objective of the Funds is capital appreciation. The Funds invest primarily (at least 80% of their net assets) in common stocks of medium-sized companies with market capitalization of less than $15 billion and small companies with market capitalization of less than $2.5 billion, respectively. The financial statements of the remaining funds are presented separately. The assets of each fund of the Trust are segregated, and a shareholder's interest is limited to the fund in which shares are held. The Funds currently offer Adviser Class Shares.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Funds:

     USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

     Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Trust's Board of Trustees (the "Board"). The Trust's Fair Value Procedures are

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2009

     implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using the Trust's Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Trust's Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of July 31, 2009, there were no fair valued securities.

     In September, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards ("SFAS") No. 157, which provides enhanced guidance for using fair value to measure assets and liabilities. The Fund adopted SFAS No. 157 on August 1, 2008. SFAS No. 157 establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level
     1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under SFAS No. 157 are described below:

          - Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

          - Level 2 -- Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

          - Level 3 -- Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

     As required by SFAS No. 157, investments are classified within the level of the lowest significant input considered in determining fair value.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2009

     Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The table below sets forth information about the level within the fair value hierarchy at which the Funds' investments are measured at July 31, 2009:

  INVESTMENTS
 IN SECURITIES       LEVEL 1       LEVEL 2     LEVEL 3       TOTAL
 -------------    ------------   -----------   -------   ------------
CHAMPLAIN MID
   CAP FUND
   Common Stock   $ 42,773,355   $        --     $--     $ 42,773,355
   Repurchase
      Agreement             --     1,541,973      --        1,541,973
                  ------------   -----------     ---     ------------
                  $ 42,773,355   $ 1,541,973     $--     $ 44,315,328
                  ============   ===========     ===     ============
CHAMPLAIN SMALL
   COMPANY FUND
   Common Stock   $520,630,288   $        --     $--     $520,630,288
   Repurchase
      Agreement             --    30,549,643      --       30,549,643
                  ------------   -----------     ---     ------------
                  $520,630,288   $30,549,643     $--     $551,179,931
                  ============   ===========     ===     ============

     FEDERAL INCOME TAXES -- It is each Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

     The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is "more-likely-than not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2009

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

     REPURCHASE AGREEMENTS -- In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     EXPENSES -- Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income, if any, are declared and paid annually by the Funds. Any net realized capital gains are distributed to shareholders at least annually.

     OFFERING COSTS -- Offering costs, including costs of printing initial prospectuses and registration fees, were amortized to expense over twelve months beginning with inception.

3. TRANSACTIONS WITH AFFILIATES:

Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the "Administrator"), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the
"Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

The services provided by the Chief Compliance Officer ("CCO") and his staff, whom are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust's Advisors and service providers as required by SEC regulations. The CCO's services have been approved by and are reviewed by the Board.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2009

4. ADMINISTRATION, DISTRIBUTION, TRANSFER AGENT AND CUSTODIAN AGREEMENTS:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds at an annual rate of:

     0.10% on the first $250 million of the Funds' average daily net assets; 0.08% on the next $250 million of the Funds' average daily net assets; and 0.06% on the Funds' average daily net assets over $500 million.

The Funds are subject to a minimum annual administration fee of $200,000. There is also a minimum annual administration fee of $15,000 per additional class.

The Trust and Distributor are parties to a Distribution Plan dated May 31, 2000, amended and restated November 16, 2004. The Funds have adopted a Distribution Plan (the "Plan") for the Advisor Class Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Funds' average net assets attributable to the Advisor Class Shares as compensation for distribution services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the year ended July 31, 2009, the Mid Cap Fund earned credits of $478, and the Small Company Fund earned credits of $15,448, which were used to offset transfer agent expenses. These amounts are listed as "Fees Paid Indirectly" on the Statement of Operations.

U.S. Bank, N.A. Bank, acts as custodian (the "Custodian") for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. INVESTMENT ADVISORY AGREEMENT:

Champlain Investment Partners, LLC (the "Adviser") serves as the investment adviser to the Funds. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.80% and 0.90% of the Mid Cap Fund and Small Company Fund's average daily net assets, respectively. The Adviser has voluntarily agreed to limit the total expenses of the Advisor shares of the Mid Cap Fund and Small Company Funds' (excluding interest,

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2009

taxes, brokerage commissions, acquired Fund fees and expenses, and extraordinary expenses) to 1.30% and 1.40% of the Funds' respective average daily net assets. To maintain this expense limitation, the Adviser may waive a portion of its advisory fee and/or reimburse certain expenses of the Funds. The Adviser intends to continue its voluntary expense limitation until further notice, but may discontinue it at any time. If at any point it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Adviser may retain the difference between the "Total Annual Fund Operating Expenses" and the aforementioned expense limitations to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three year period. During the year ended July 31, 2009, the Adviser recaptured $19,036 of prior expense limitation reimbursements for the Small Company Fund. At July 31, 2009, the remaining amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses for the Small Company Fund and Mid Cap Fund was $374,608 and $81,199, respectively.

6. INVESTMENT TRANSACTIONS:

For the year ended July 31, 2009, purchases and sales of investment securities other than long-term U.S. Government and short-term investments were:

                                 PURCHASES        SALES
                               ------------   ------------
Champlain Mid Cap Fund         $ 50,723,515   $ 13,388,996
Champlain Small Company Fund    354,307,069    205,990,609

There were no purchases or sales of long-term U.S. Government securities for either Fund.

7. FEDERAL TAX INFORMATION:

The amount and character of income and capital gain distributions, if any, to be paid, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of recognition of gains or losses on investments. Permanent book and tax differences, if any, may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2009

The following permanent differences are primarily attributable to net investment losses and investments in REITs and have been reclassified to/from the following accounts during the fiscal year ended July 31, 2009:

                     INCREASE (DECREASE)   INCREASE (DECREASE)       INCREASE
                      UNDISTRIBUTED NET      ACCUMULATED NET        (DECREASE)
                      INVESTMENT INCOME       REALIZED LOSS      PAID IN CAPITAL
                     -------------------   -------------------   ---------------
Mid Cap Fund              $        7            $     --           $        (7)
Small Company Fund         1,444,354             (85,407)           (1,358,947)

The tax character of dividends and distributions declared for the Mid Cap Fund during the years ended July 31, 2009 and July 31, 2008 was as follows:

       ORDINARY     LONG-TERM    RETURN OF
        INCOME    CAPITAL GAIN    CAPITAL     TOTAL
       --------   ------------   ---------   -------
2009    $2,318         --         $11,975    $14,293
2008       --          --              --         --

The tax character of dividends and distributions for the Small Company Fund declared during the years ended July 31, 2009 and July 31, 2008 was as follows:

         ORDINARY      LONG-TERM    RETURN OF
          INCOME     CAPITAL GAIN    CAPITAL       TOTAL
       -----------   ------------   ---------   -----------
2009   $ 4,942,834    $5,767,814      $4,648    $10,715,296
2008    16,919,027     2,617,143          --     19,536,170

As of July 31, 2009, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

                                 MID CAP    SMALL COMPANY
                                  FUND           FUND
                               ----------   -------------
Capital loss carryforwards     $   (1,346)   $(10,846,420)
Post-October losses              (479,919)    (53,935,120)
Unrealized Appreciation         4,300,332       2,121,006
                               ----------    ------------
Total Distributable Earnings   $3,819,067    $(62,660,534)
                               ==========    ============

Post-October losses represent losses realized on investment transactions from November 1, 2008 through July 31, 2009, that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward for a maximum period of eight years and applied against future capital gains were as follows:

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2009

                      EXPIRES       AMOUNT
                     ---------   -----------
Mid Cap Fund         July 2017   $     1,346
Small Company Fund   July 2017    10,846,420

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at July 31, 2009 were as follows:

                                      AGGREGATE      AGGREGATE
                                        GROSS          GROSS           NET
                        FEDERAL      UNREALIZED     UNREALIZED     UNREALIZED
                       TAX COST     APPRECIATION   DEPRECIATION   APPRECIATION
                     ------------   ------------   ------------   ------------
Mid Cap Fund         $ 40,014,996    $ 5,482,062   $ (1,181,730)   $4,300,332
Small Company Fund    549,058,925     60,291,683    (58,170,677)    2,121,006

8. OTHER:

At July 31, 2009,92% of the total shares outstanding of Mid Cap Fund were held by two shareholders and 54% of the total shares outstanding of Small Company Fund were held by two shareholders. These shareholders were comprised of omnibus accounts that were held on behalf of several individual shareholders.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements are dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

9. IN-KIND TRANSFERS:

On June 30, 2008, the Mid Cap Fund commenced operations as a result of a contribution in-kind of investment securities. As a result of this contribution, 63,879 shares of the Fund were issued for assets valued at $638,792. The securities were exchanged tax-free and had $13,430 of unrealized depreciation at the time of transfer.

10. LINE OF CREDIT

Each of the Funds entered into agreements which enable them to participate in lines of credit with the Custodian. The Champlain Mid Cap Fund participates in a $2.8 million uncommitted, senior secured line of credit and the Champlain Small Company Fund participates in a $39 million uncommitted, senior secured line of credit, which have maturity dates of February 1, 2010. The proceeds from the borrowings shall be used to provide temporary liquidity to the Funds

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2009

as necessary in order to meet redemption needs. Interest is charged to the Funds based on the outstanding principal balance of the borrowings at an annual rate equal to the Custodian's then-current prime-lending rate. During the year ended July 31, 2009, the Funds had no borrowings outstanding at any time.

11. SUBSEQUENT EVENTS:

Effective July 31, 2009, the Funds adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165, Subsequent Events (FAS
165). In accordance with FAS 165, management has evaluated whether any events or transactions occurred subsequent to July 31, 2009 through September 28, 2009, date of issuance of the Funds' financial statements, and determined that there were no material events or transactions that would require recognition or disclosure in the Funds' financial statements.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Champlain Mid Cap Fund and Champlain Small Company Fund of
The Advisors' Inner Circle Fund II

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Champlain Mid Cap Fund and Champlain Small Company Fund (two of the series constituting The Advisors' Inner Circle Fund II (the "Trust")) as of July 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Champlain Small Company Fund for the year ended July 31, 2005 were audited by other auditors, whose report dated September 21, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2009

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Champlain Mid Cap Fund and Champlain Small Company Fund of The Advisors' Inner Circle Fund II at July 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and their financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.


                                                             (ERNST & YOUNG LLP)

Philadelphia, Pennsylvania
September 28, 2009

                      This page intentionally left blank.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2009

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND II (UNAUDITED)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be "interested persons" of the Trust are referred to as "Independent Board Members." Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Trust as that term is defined in the 1940 Act by virtue

                                                                 TERM OF
                                     POSITION(S)                OFFICE AND
    NAME, ADDRESS(1),                 HELD WITH                 LENGTH OF
          AGE                         THE TRUST               TIME SERVED(2)
-------------------------   -------------------------------   --------------
INTERESTED
BOARD MEMBERS

ROBERT A. NESHER                        Chairman               (Since 1991)
62 yrs. old                           of the Board
                                       of Trustees

















WILLIAMM. DORAN                          Trustee               (Since 1992)
1701 Market Street,
Philadelphia, PA 19103
69 yrs. old














(1) Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2009

of their affiliation with the Trust's Distributor. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-773-3238. The following chart lists Trustees and Officers as of July 31, 2009.

                                                                NUMBER OF
                                                                FUNDS IN
                                                              THE ADVISORS'
                                                          INNER CIRCLE FUND II
                 PRINCIPAL OCCUPATION(S)                       OVERSEEN BY                   OTHER DIRECTORSHIPS
                   DURING PAST 5 YEARS                        BOARD MEMBER                 HELD BY BOARD MEMBER(3)
-------------------------------------------------------   --------------------   ------------------------------------------



Currently performs various                                          30           Trustee of The Advisors' Inner Circle
services on behalf of SEI                                                        Fund, Bishop Street Funds, SEI Asset
Investments for which Mr.                                                        Allocation Trust, SEI Daily Income Trust,
Nesher is compensated.                                                           SEI Institutional International Trust, SEI
                                                                                 Institutional Investments Trust, SEI
                                                                                 Institutional Managed Trust, SEI Liquid
                                                                                 Asset Trust, SEI Tax Exempt Trust and SEI
                                                                                 Alpha Strategy Portfolios, L.P., Director
                                                                                 of SEI Global Master Fund, PLC, SEI Global
                                                                                 Assets Fund, PLC, SEI Global Investments
                                                                                 Fund, PLC, SEI Investments Global,
                                                                                 Limited, SEI Investments Global Fund
                                                                                 Services, Limited, SEI Investments
                                                                                 (Europe) Ltd., SEI Investments Unit Trust
                                                                                 Management (UK) Limited and SEI Global
                                                                                 Nominee Ltd., SEI Opportunity Fund, L.P.,
                                                                                 SEI Structured Credit Fund L.P., SEI
                                                                                 Multi-Strategy Fund, PLC and SEI Islamic
                                                                                 Investments Fund PLC.

Self-employed Consultant since                                      30           Trustee of The Advisors' Inner Circle
2003. Partner, Morgan, Lewis &                                                   Fund, Bishop Street Funds, SEI Asset
Bockius LLP (law firm) from                                                      Allocation Trust, SEI Daily Income Trust,
1976-2003, counsel to the                                                        SEI Institutional International Trust, SEI
Trust, SEI, SIMC, the                                                            Institutional Investments Trust, SEI
Administrator and the                                                            Institutional Managed Trust, SEI Liquid
Distributor. Director of SEI                                                     Asset Trust, SEI Tax Exempt Trust and SEI
Investments since 1974;                                                          Alpha Strategy Portfolios, L.P., Director
Secretary of SEI Investments                                                     of SEI since 1974. Director of the
since 1978.                                                                      Distributor since 2003. Director of SEI
                                                                                 Investments Global Fund Services Limited,
                                                                                 SEI Investments Global, Limited, SEI
                                                                                 Investments (Europe), Limited, SEI
                                                                                 Investments (Asia) Limited and SEI Asset
                                                                                 Korea Co., Ltd., SEI Global Nominee
                                                                                 Limited and SEI Investments Unit Trust
                                                                                 Management (UK) Limited.

(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2009

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND II (UNAUDITED)



                                                                 TERM OF
                                     POSITION(S)                OFFICE AND
    NAME, ADDRESS(1),                 HELD WITH                 LENGTH OF
           AGE                        THE TRUST               TIME SERVED(2)
-------------------------   -------------------------------   --------------
INDEPENDENT
BOARD MEMBERS

JAMES M. STOREY                        Trustee                 (Since 1994)
78 yrs. old








GEORGE J. SULLIVAN, JR.                Trustee                 (Since 1999)
66 yrs. old













BETTY L. KRIKORIAN                     Trustee                 (Since 2005)
66 yrs. old




CHARLES E. CARLBOM                     Trustee                 (Since 2005)
74 yrs. old


(1) Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2009

                                                                NUMBER OF
                                                                FUNDS IN
                                                              THE ADVISORS'
                                                          INNER CIRCLE FUND II
                 PRINCIPAL OCCUPATION(S)                    OVERSEEN BY BOARD                OTHER DIRECTORSHIPS
                   DURING PAST 5 YEARS                           MEMBER                    HELD BY BOARD MEMBER(3)
-------------------------------------------------------   --------------------   ------------------------------------------



Attorney, Solo Practitioner since 1994. Partner,                   30            Trustee of The Advisors' Inner Circle
Dechert, Price & Rhoads (law firm)                                               Fund, Bishop Street Funds and U.S.
September 1987-December 1993.                                                    Charitable Gift Trust, SEI Asset
                                                                                 Allocation Trust, SEI Daily Income Trust,
                                                                                 SEI Institutional International Trust, SEI
                                                                                 Institutional Investments Trust, SEI
                                                                                 Institutional Managed Trust, SEI Liquid
                                                                                 Asset Trust, SEI Tax Exempt Trust and
                                                                                 SEI Alpha Strategy Portfolios L.P.

Chief Executive Officer, Newfound                                  30            Trustee of The Advisors' Inner Circle
Consultants, Inc. since April 1997.                                              Fund, Bishop Street Funds, State
                                                                                 Street Navigator Securities Lending
                                                                                 Trust, SEI Asset Allocation Trust, SEI
                                                                                 Daily Income Trust, SEI Institutional
                                                                                 International Trust, SEI Institutional
                                                                                 Investments Trust, SEI Institutional
                                                                                 Managed Trust, SEI Liquid Asset Trust,
                                                                                 SEI Tax Exempt Trust and SEI Alpha
                                                                                 Strategy Portfolios, L.P. Director of SEI
                                                                                 Opportunity Fund, L.P., and SEI
                                                                                 Structured Credit Fund, L.P., member of
                                                                                 the independent review committee for
                                                                                 SEI's Canadian-registered mutual funds.

Vice President Compliance AARP Financial, Inc.                     30            Trustee of The Advisors' Inner Circle
since 2008. Self-employed Legal and Financial                                    Fund and Bishop Street Funds.
Services Consultant since 2003. Counsel to State Street
Bank Global Securities and Cash Operations from
1995 to 2003.

Self-employed Business Consultant, Business                        30            Trustee of The Advisors' Inner Circle
Project Inc. since 1997. CEO and President,                                      Fund, Bishop Street Funds. Director
United Grocers Inc. from 1997 to 2000.                                           of Oregon Transfer Co.

(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2009

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND II (UNAUDITED)



                                                                 TERM OF
                                      POSITION(S)               OFFICE AND
    NAME, ADDRESS(1),                  HELD WITH                LENGTH OF
           AGE                         THE TRUST              TIME SERVED(2)
-------------------------   -------------------------------   --------------
INDEPENDENT
BOARD MEMBERS (CONTINUED)

MITCHELL A. JOHNSON                     Trustee                (Since 2005)
67 yrs. old



JOHN K. DARR                            Trustee                (Since 2008)
64 yrs. old






OFFICERS
PHILIPT. MASTERSON                     President               (Since 2008)
45 yrs. old






MICHAEL LAWSON              Treasurer, Controller and Chief    (Since 2005)
48 yrs. old                        Financial Officer




RUSSELL EMERY                  Chief Compliance Officer        (Since 2006)
46 yrs. old













(1) Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2009

                                                               NUMBER OF
                                                                FUNDS IN
                                                             THE ADVISORS'
                                                          INNER CIRCLE FUND II
                 PRINCIPAL OCCUPATION(S)                   OVERSEEN BY BOARD                 OTHER DIRECTORSHIPS
                   DURING PAST 5 YEARS                           MEMBER                    HELD BY BOARD MEMBER(3)
-------------------------------------------------------   --------------------   ------------------------------------------



Retired.                                                           30            Director, Federal Agricultural
                                                                                 Mortgage Corporation. Trustee of
                                                                                 The Advisors' Inner Circle Fund and
                                                                                 Bishop Street Funds.

CEO, Office of Finance, FHL Banks,                                 30            Trustee of The Advisors' Inner Circle
from 1992 to 2007.                                                               Fund and Bishop Street Funds.
                                                                                 Director of Federal Home Loan
                                                                                 Bank of Pittsburgh and Manna, Inc.
                                                                                 Mortgage Corporation. Trustee of
                                                                                 The Advisors' Inner Circle Fund
                                                                                 and Bishop Street Funds.


Managing Director of SEI Investments since                        N/A                                  N/A
2006. Vice President and Assistant Secretary of
the Administrator from 2004 to 2006. General
Counsel of Citco Mutual Fund Services from
2003 to 2004. Vice President and Associate
Counsel for the Oppenheimer Funds from
2001 to 2003.

Director, SEI Investments, Fund Accounting                        N/A                                  N/A
since July 2005. Manager, SEI Investments
AVP from April 1995 to February 1998 and
November 1998 to July 2005.


Chief Compliance Officer of SEI Structured                        N/A                                  N/A
Credit Fund, LP and SEI Alpha Strategy
Portfolios, LP since June 2007. Chief
Compliance Officer of SEI Opportunity
Fund, L.P., SEI Institutional Managed Trust,
SEI Asset Allocation Trust, SEI Institutional
International Trust, SEI Institutional
Investments Trust, SEI Daily Income Trust,
SEI Liquid Asset Trust and SEI Tax Exempt
Trust since March 2006. Director of Investment
Product Management and Development, SEI
Investments, since February 2003; Senior
Investment Analyst - Equity Team, SEI
Investments, from March 2000 to February 2003.

(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2009

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND II (UNAUDITED)



                                                                 TERM OF
                                    POSITION(S)                OFFICE AND
    NAME, ADDRESS,                   HELD WITH                  LENGTH OF
        AGE(1)                       THE TRUST                 TIME SERVED
-------------------------   -------------------------------   --------------
OFFICERS (CONTINUED)

JOSEPH GALLO                      Vice President               (Since 2007)
36 yrs. old                        and Secretary





CAROLYN MEAD                      Vice President               (Since 2007)
52 yrs. old                   and Assistant Secretary



JAMES NDIAYE                    Vice President and             (Since 2004)
40 yrs. old                     Assistant Secretary





TIMOTHY D. BARTO                  Vice President               (Since 2000)
41 yrs. old                   and Assistant Secretary




MICHAEL BEATTIE                   Vice President               (Since 2009)
44 yrs. old

ANDREW S. DECKER                    AML Officer                (Since 2008)
45 yrs. old




(1) The business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2009

                                                               NUMBER OF
                                                                FUNDS IN
                                                             THE ADVISORS'
                                                          INNER CIRCLE FUND II
                 PRINCIPAL OCCUPATION(S)                   OVERSEEN BY BOARD                  OTHER DIRECTORSHIPS
                   DURING PAST 5 YEARS                           MEMBER                      HELD BY BOARD MEMBER
-------------------------------------------------------   --------------------   ------------------------------------------


Corporate Council of SEI Investments since                        N/A                                  N/A
2007. Associate Counsel at ICMA-RC from
2004 to 2007. Federal Investigator, U.S.
Department of Labor from 2002 to 2004.
U.S. Securities and Exchange Commission-
Department of Investment Management, 2003.

Corporate Counsel at SEI Investments since 2007.                  N/A                                  N/A
Associate at Stradley, Ronon, Stevens &
Young from 2004 to 2007. Counsel at
ING Variable Annuities from 1999 to 2002.

Employed by SEI Investments Company since                         N/A                                  N/A
2004. Vice President, Deutsche Asset Management
from 2003-2004. Associate, Morgan, Lewis &
Bockius LLP from 2000-2003. Counsel, Assistant
Vice President, ING Variable Annuities Group
from 1999-2000.

General Counsel, Vice President and Assistant                     N/A                                  N/A
Secretary of SEI Investments Global Funds
Services since 1999; Associate, Dechert (law firm)
from 1997-1999; Associate, Richter, Miller & Finn
(law firm) from 1994-1997.

Director of Client Services at SEI since 2004.                    N/A                                  N/A


Compliance Officer and Product Manager of                         N/A                                  N/A.
SEI Investments, 2005-2008. Vice President of
Old Mutual Capital from 2000 to 2005.
Operations Director, Prudential Investments,
1998-2000.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund's gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund's average net assets; this percentage is known as the mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund's costs in two ways:

- ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

- HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column
     3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expense Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS' INNER CIRCLE FUND II                        CHAMPLAIN FUNDS

DISCLOSURE OF FUND EXPENSES (UNAUDITED) (CONCLUDED)

NOTE: Because the hypothetical return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown may not apply to your specific investment.

                               BEGINNING     ENDING                 EXPENSE
                                ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                                 VALUE       VALUE       EXPENSE     DURING
                                02/01/09    07/31/09     RATIOS     PERIOD*
                               ---------   ---------   ----------   -------
CHAMPLAIN MID CAP FUND
ACTUAL PORTFOLIO RETURN        $1,000.00   $1,226.90      1.30%      $7.18
HYPOTHETICAL 5% RETURN          1,000.00    1,018.35      1.30        6.51
CHAMPLAIN SMALL COMPANY FUND
ACTUAL PORTFOLIO RETURN        $1,000.00   $1,223.10      1.40%      $7.72
HYPOTHETICAL 5% RETURN          1,000.00    1,017.85      1.40        7.00


* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS

NOTICE TO SHAREHOLDERS (UNAUDITED)

For shareholders who do not have a July 31, 2009 taxable year end, this notice is for informational purposes only. For shareholders with a July 31, 2009 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended July 31, 2009, the Funds are designating the following items with regard to distributions paid during the year.


                                                                                                               FOREIGN
                                                                       QUALIFYING FOR                         INVESTORS
                                                                          CORPORATE                  ---------------------------
              RETURN     LONG-TERM        ORDINARY                        DIVIDENDS     QUALIFYING     INTEREST      SHORT-TERM
                OF      CAPITAL GAIN       INCOME          TOTAL          RECEIVED       DIVIDEND       RELATED     CAPITAL GAIN
             CAPITAL   DISTRIBUTIONS   DISTRIBUTIONS   DISTRIBUTIONS    DEDUCTION (1)   INCOME (2)   DIVIDEND (3)   DIVIDEND (4)
             -------   -------------   -------------   -------------   --------------   ----------   ------------   ------------
Champlain
   Mid Cap
   Fund       83.78%        0.00%          16.22%         100.00%          100.00%        100.00%        1.82%           0.00%
Champlain
   Small
   Company
   Fund        0.04%       53.83%          46.13%         100.00%           20.44%         20.06%        5.94%         100.00%

(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION AND IS REFLECTED AS A PERCENTAGE OF ORDINARY INCOME DISTRIBUTIONS (THE TOTAL OF SHORT-TERM CAPITAL GAIN AND NET INVESTMENT INCOME DISTRIBUTIONS).

(2) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING DIVIDEND INCOME" AS CREATED BY THE JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003 AND IS REFLECTED AS A PERCENTAGE OF ORDINARY INCOME DISTRIBUTIONS (THE TOTAL OF SHORT-TERM CAPITAL GAIN AND NET INVESTMENT INCOME DISTRIBUTIONS). IT IS THE INTENTION OF THE FUND TO DESIGNATE THE MAXIMUM AMOUNT PERMITTED BY LAW.

(3) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "INTEREST RELATED DIVIDEND" AS CREATED BY THE AMERICAN JOBS CREATION ACT OF 2004 AND IS REFLECTED AS A PERCENTAGE OF NET INVESTMENT INCOME DISTRIBUTIONS THAT IS EXEMPT FROM U.S. WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS. THIS PROVISION OF THE INTERNAL REVENUE CODE WILL BE EXPIRING FOR YEARS BEGINNING AFTER JANUARY 1, 2010.

(4) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "SHORT-TERM CAPITAL GAIN DIVIDEND" AS CREATED BY THE AMERICAN JOBS CREATION ACT OF 2004 AND IS REFLECTED AS A PERCENTAGE OF SHORT-TERM CAPITAL GAIN DISTRIBUTIONS THAT IS EXEMPT FROM U.S. WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS. THIS PROVISION OF THE INTERNAL REVENUE CODE WILL BE EXPIRING FOR YEARS BEGINNING AFTER JANUARY 1, 2010.

                                 CHAMPLAIN FUNDS
                                 P.O. Box 219009
                           Kansas City, MO 64121-9009
                                  866-773-3238

                                    ADVISER:
                       Champlain Investment Partners, LLC
                               346 Shelburne Road
                              Burlington, VT 05401

                                  DISTRIBUTOR:
                        SEI Investments Distribution Co.
                                 Oaks, PA 19456

                                 ADMINISTRATOR:
                      SEI Investments Global Funds Services
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                 LEGAL COUNSEL:
                        Morgan, Lewis & Bockius LLP
                          1111 Pennsylvania Ave., N.W.
                              Washington, DC 20004

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
                                Ernst & Young LLP
                               Two Commerce Square
                         2001 Market Street, Suite 4000
                             Philadelphia, PA 19103

          This information must be preceded or accompanied by a current prospectus for the Fund.

CSC-AR-001-0500

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's Principal Executive Officer, Principal Financial Officer, and any person who performs a similar function.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant's board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are George Sullivan and John Darr, and are independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by Ernst & Young LLP ("E&Y") related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

                                           2009                                               2008
                    -------------------------------------------------  -------------------------------------------------
                                       All fees and    All other fees                     All fees and    All other fees
                                       services to    and services to                     services to    and services to
                      All fees and       service          service        All fees and        service         service
                    services to the  affiliates that  affiliates that  services to the  affiliates that  affiliates that
                    Trust that were        were       did not require  Trust that were         were      did not require
                 `     pre-approved     pre-approved     pre-approval     pre-approved     pre-approved     pre-approval
                    ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
(a)  Audit             $333,388            N/A              N/A           $375,240            N/A              N/A
     Fees(1)
(b)  Audit-Related        N/A              N/A              N/A              N/A              N/A              N/A
     Fees
(c)  Tax Fees             N/A              N/A              N/A              N/A           $11,000(2)          N/A
(d)  All Other            N/A              N/A              N/A              N/A              N/A              N/A
     Fees (1)

Notes:

(1) Audit fees include amounts related to the audit of the Trust's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2) Tax fees for the year ended July 31, 2008 are comprised of tax compliance services related to the tax-free conversion of the Frost common/collective trust funds into the respective Frost series of the Trust.

(e)(1) Audit Committee's Pre-Approval Policies and Procedures. The Trust's Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the "Policy"), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant's Chief Financial Officer ("CFO") and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:
(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor's annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC's rules and whether the provision of such services would impair the auditor's independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                      2009   2008
                      ----   ----
Audit-Related Fees  100.00%  0.00%
Tax Fees              0.00%  0.00%
All Other Fees        0.00%  0.00%

(f) Not applicable.

(g) The aggregate non-audit fees and services provided to the Trust and billed by E&Y for the last two fiscal years were $0 and $11,000 for 2009 and 2008, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant's principal accountant to either Registrant's investment adviser or to any entity controlling, controlled by, or under common control with Registrant's investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant's Board of Trustees. Included in the audit committee's pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust adopted procedures, effective February 23, 2005, by which shareholders may recommend nominees to the Registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the Registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the Registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                           The Advisors' Inner Circle
                                       Fund II


By (Signature and Title)*              /s/ Philip T. Masterson
                                       -----------------------------------------
                                       Philip T. Masterson
                                       President

Date: October 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By (Signature and Title)*              /s/ Philip T. Masterson
                                       -----------------------------------------
                                       Philip T. Masterson
                                       President

Date: October 5, 2009


By (Signature and Title)*              /s/ Michael Lawson
                                       -----------------------------------------
                                       Michael Lawson
                                       Treasurer, Controller and Chief Financial
                                       Officer

Date: October 5, 2009

* Print the name and title of each signing officer under his or her signature.